SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934





        Date of Report (Date of earliest event reported): March 12, 2002

                           PARAGON TECHNOLOGIES, INC.
                 (Exact name of issuer as specified in charter)




          DELAWARE                        1-15729                   22-1643428
(State or Other Jurisdiction            (Commission             (I.R.S. Employer
     of Incorporation or                    file                  Identification
        Organization)                     number)                    Number)

                                600 KUEBLER ROAD
                           EASTON, PENNSYLVANIA 18040
                    (Address of principal executive offices)

                                 (610) 252-3205
              (Registrant's telephone number, including area code)







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Item 5 - Other Events.

                  As is more fully described in the attached press release that is incorporated herein by reference, on March 13, 2002, Paragon Technologies, Inc. ("Paragon") reported that Elmer D. Gates has resigned his positions as a Director and Chairman of the Board of Directors of Paragon. Additionally, Paragon announced that Anthony W. Schweiger was elected Interim Chairman of the Board, replacing Mr. Gates, and Theodore W. Myers was elected as a Director of the Company.


Item 7 - Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

    Exhibit No.    Description
    -----------    -----------
       99          Paragon Technologies, Inc. Press Release dated March 13, 2002


                                   Signatures

                  Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                           PARAGON TECHNOLOGIES, INC.


Date:  March 13, 2002                       By: /s/  William R. Johnson
                                                --------------------------------
                                                     William R. Johnson
                                                     President and CEO

                                Index to Exhibits

Exhibit No.        Description
-----------        -----------

   99              Paragon Technologies, Inc. Press Release dated March 13, 2002